                                                                     EXHIBIT 15


                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Larry R. Prible
                               -------------------
                               Larry R. Prible
                               Chairman of the Board and Director

February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Stephen J. Shorrock
                               -----------------------
                               Stephen J. Shorrock
                               President, Chief Executive Officer and Director



February 18, 1998

                          POWER OF ATTORNEY

           The undersigned officer of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Lisa Hartmann
                               -----------------
                               Lisa Hartmann
                               Assistant Vice President, Treasurer,Controller
                                 and Assistant Secretary

February 18, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Eugene M. Busche
                               --------------------
                               Eugene M. Busche
                               Director

February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Gregory J. Carney
                               ---------------------
                               Gregory J. Carney
                               Director

February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Andrew Jackson Paine, Jr.
                               -----------------------------
                               Andrew Jackson Paine, Jr.
                               Director




February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Garrett P. Ryan
                               -------------------
                               Garrett P. Ryan
                               Director




February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Gene E. Sease
                               -----------------
                               Dr. Gene E. Sease
                               Director




March 5, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ Richard A. Steele
                               ---------------------
                               Richard Allen Steele
                               Director




February 12, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ George A. Thiel
                               -------------------
                               George A. Thiel
                               Director




March 5, 1998

                          POWER OF ATTORNEY

           The undersigned director of Bankers Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Margaret
M. McKinney, as my true and lawful attorney, with full power to her to sign for me and in my name and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Bankers Life Insurance Company of New York Separate Account I, established by Bankers Life Insurance Company of New York on September 20, 1995 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorney to said Registration Statements and any and all amendments thereto.

           Witness my hand on the date set forth below.

                               /s/ William A. Walsh
                               --------------------
                               William A. Walsh
                               Director




February 25, 1998